SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

          Pursuant to Section 13 or (d) of the Securities Exchange Act

                                 March 22, 2006
                                 --------------
                                 Date of Report

                        (Date of Earliest Event Reported)

                           WESTERN SIERRA MINING CORP
              ----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                             2750 Cisco Drive South
                         Lake Havasu City, Arizona 86403
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (928) 680-5513
                       -----------------------------------
                         (Registrant's telephone Number)


           Utah                     899899899                    85-0267213
----------------------------     ---------------             ------------------
(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)              Number)                  Identification No.)


                                       N/A
                    -----------------------------------------
          (former name or former address if changed since last report)

Item 4.01.    Change in Registrant's Certifying Accountant

On January 15, 2005, Evans Gaither & Associates, PLLC resigned as the Company's independent accountants as a result of the decision by Evans Gaither & Associates, PLLC to discontinue its auditing practice for publicly traded corporations. Evans Gaither & Associates, PLLC audited the Company's financial statements for the fiscal year ended December 31, 2003.

The report of Evans Gaither & Associates, PLLC for this fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

At no time did Western Sierra Mining Corp. have any disagreements with Evans, Gaither & Associates, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Evans Gaither & Associates, PLLC would have caused it to make reference to such disagreements in its report.

During the fiscal year ended December 31, 2003 and all subsequent interim periods and to January 15, 2005 the date of resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

On March 10th, 2006 the Company retained JohnsonStout, Certified Public Accountants to act as the Company's independent certified public accountants. JohnsonStout's registration with the PCAOB is currently pending. Confirmation of registration is expected to be received eminently.

The Company has authorized Evans Gaither & Associates to discuss any matter relating to the Company and its operations with JohnsonStout.

The change in the Company's auditors was recommended and approved by the Board of Directors of the Company.

During the fiscal year ended December 31, 2003 and to March 22, 2006, the Company did not consult with JohnsonStout regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Western Sierra delivered a copy of this Form 8-K/A to Evans, Gaither & Associates, PLLC on March 22, 2006 and requested that Evans, Gaither & Associates, PLLC furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Evans, Gaither & Associates, PLLC agrees with the above statements. Attached hereto as Exhibit 1 is a copy of the letter Evans, Gaither & Associates, PLLC to the SEC dated March 22, 2006.

The Company's responses to the SEC's letter regarding the Form 8-K are attached hereto as Exhibit 2.


Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)      Not Applicable
(b)      Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WESTERN SIERRA MINING CORP

                                          By: /s/ Michael M. Chaffee, President
                                              ----------------------------------
                                                  Michael M. Chaffee

                                    EXHIBIT 1


March 22, 2006

Securities and Exchange Commission
Washington, DC 20549

Dear Sir or Madam:


We have read Item 4 of the Form 8-K/A of Western Sierra Mining Corp. dated March 22, 2006, and agree with the statements concerning our Firm contained therein.

                                           /s/ Evans, Gaither & Associates, PLLC
                                               ---------------------------------
                                               Evans, Gaither & Associates, PLLC
                                               Certified Public Accountants
                                               Oklahoma City, Oklahoma
                                               March 22, 2006

                                    EXHIBIT 2


Securities and Exchange Commission
Washington, DC  20549

Dear Sir or Madam:

In response to your comments in your letter dated April 3, 2006, please know that our From 8-K has been amended to indicate whether there were any disagreements with our former accountants during the interim period from the date of the last audited financial statements for the fiscal year ended December 31, 2003 to January 15, 2005. We did not file the Form 8-K in January of 2005 as we had not located a replacement auditor at that time. JohnsonStout, our newly appointed auditors, have applied for registration with the PCAOB and expect to receive their confirmation of registration eminently. The required letter from our former auditors addressing our revised disclosure has been included as
Exhibit 1 to this 8-K/A.

The Company acknowledges that it is responsible for the adequacy and accuracy of the disclosure in the filing, that SEC staff comments or changes to disclosure in response to staff comments do not foreclose the Commission form taking any action with respect to the filing and that the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.



                                           WESTERN SIERRA MINING CORP

                                           By: /s/ Michael M. Chaffee, President
                                               ---------------------------------
                                                   Michael M. Chaffee